UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 9, 2007 (February 5, 2007)

Bristow Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31617	72-0679819
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 West Sam Houston Parkway South, Suite 1700, Houston, Texas 77042
(Address of principal executive offices)

(713) 267-7600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 5, 2007, Bristow Group Inc. (the "Company"), issued a press release announcing results of operations for its fiscal 2007 third quarter and nine months ended December 31, 2006.  This press release was issued in anticipation of a conference call and Q&A session starting at 10:00 a.m. EST (9:00 a.m. CST) on Tuesday, February 6, 2007, to review the financial results for the three and nine months ended December 31, 2006. A copy of the press release is furnished with this report as Exhibit 99.1, and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

99.1	Press Release of the Company dated February 5, 2007 announcing results of operations for its fiscal 2007 third quarter and nine months ended December 31, 2006

Limitation on Incorporation by Reference.

In accordance with General Instruction B.2 of Form 8-K, the information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in Item 2.02 and the related exhibit furnished in Item 9.01 of this report shall not be deemed an admission as to the materiality of any information in this report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRISTOW GROUP INC.

Date: February 9, 2007	By:	/s/ Randall A. Stafford
Randall A. Stafford Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit Number   Description of Exhibit

99.1 Press Release of the Company dated February 5, 2007 announcing results of operations for its fiscal 2007 third quarter and nine months ended December 31, 2006.